Exhibit 10.15



March 12, 2003


FGI. LLC
4610 S. Ulster Street
Suite #200
Denver, CO 80237-2633

         Re:  Extension of Agreement to Operate Asphalt Modifying Equipment

Gentlemen:

This letter, when accepted in the space provided below, shall evidence the agreement entered into this date between Crown Asphalt Products Company ("Crown") and FGI, LLC to extend the term of the current agreement, that includes Exhibit "B" - Facility Access Agreement, between the parties dated April 19, 2002 for operations at the Grand Island Terminal (the "Agreement").

The term of the Agreement as set forth in Paragraph 2 thereof shall be amended and extended to November 15, 2003. All other terms of the Agreement shall be unmodified and remain in full force and effect.


Sincerely,

/s/ Jay Mealey
---------------
Jay Mealey
President


Agreed to and accepted this 14 day of March, 2003.

FGI, LLC                                    Frontier Oil and Refining Company


By  /s/ Brad Cravens                        By  /s/ Brad Cravens
---------------------------                 ---------------------------
Its Manager Product Supply                  Its Manager Product Supply
    Specialty Oil Sales                         Specialty Oil Sales